SECOND AMENDMENT TO REAL ESTATE PURCHASE AGREEMENT AND ESCROW INSTRUCTIONS

THIS SECOND AMENDMENT TO REAL ESTATE PURCHASE AGREEMENT AND ESCROW INSTRUCTIONS (this “Second Amendment”) is entered into as of this 1st day of March, 2010 (the “Effective Date”), by and between STINGRAY PROPERTIES, LLC, a Minnesota limited liability company (“Seller”); CRYSTAL BLUE PROPERTIES, LLC, a Minnesota limited liability company, SYLVAN HOLDINGS, LLC, a Minnesota limited liability company and DR. SAMUEL ELGHOR, an individual (collectively, “Seller Guarantor”); G&E HEALTHCARE REIT II SARTELL MOB, LLC, a Delaware limited liability company (“Buyer”); and FIRST AMERICAN TITLE INSURANCE COMPANY (“Escrow Agent”).

RECITALS

A. Seller, Seller Guarantor, Grubb & Ellis Equity Advisors, LLC, a Delaware limited liability company (“GEEA”), and Escrow Agent entered into that certain Real Estate Purchase Agreement and Escrow Instructions dated January 7, 2010 (the “Original Agreement”), as amended by that certain First Amendment to Real Estate Purchase Agreement and Escrow Instructions dated February 8, 2010 (together with the Original Agreement, the “Agreement”) pursuant to which Seller agreed to sell, and GEEA agreed to purchase, certain real property located in Sartell, Minnesota and more particularly described in the Agreement.

B. Pursuant to that certain Assignment and Assumption of Purchase Agreement and Escrow Instructions dated January 7, 2010, GEEA assigned all of its right, title and interest in and to the Original Agreement to Buyer.

C. Seller and Buyer desire to amend the Agreement as set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the promises and mutual agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

1. Due Diligence Period. Notwithstanding anything to the contrary in the Agreement, the parties acknowledge and agree that the Due Diligence Period shall be extended through and shall expire on Friday, March 5, 2010.

2. Entire Agreement. The Agreement, as modified by this Second Amendment, constitutes the entire agreement between the parties hereto with respect to the transactions contemplated therein. Except as modified by this Second Amendment, the Agreement remains unchanged and unmodified and in full force and effect, and the parties hereto hereby ratify and affirm the same.

3. Counterparts. This Second Amendment may be executed in any number of counterparts and it shall be sufficient that the signature of each party appear on one or more such counterparts. All counterparts shall collectively constitute a single agreement. Signatures to this Second Amendment transmitted by facsimile or electronic mail shall be treated as originals in all respects.

4. Effective Date. This Second Amendment shall become effective and binding upon Buyer and Seller on the Effective Date, without regard to the date on which Seller Guarantor or the Escrow Agent executes this Second Amendment.

[Remainder of page intentionally left blank; signatures to follow on next pages.]IN WITNESS WHEREOF, the parties hereto have entered into this Second Amendment as of the Effective Date.

SELLER:

Stingray Properties, LLC,
a Minnesota limited liability company

By: /s/ Gary W. Verkinnes
Name: Gary W. Verkinnes
Its: Partner

SELLER GUARANTOR:

Crystal Blue Properties, LLC,

a Minnesota limited liability company

By: /s/ Gary W. Verkinnes
Name: Gary W. Verkinnes
Its: Partner

Sylvan Holdings, LLC,

a Minnesota limited liability company

By: /s/ Jeff Gerdes
Name:	Jeff Gerdes

Its: Partner

Dr. Samuel Elghor, an individual

/s/ Samuel Elghor

BUYER:

G&E HEALTHCARE REIT II SARTELL MOB, LLC,

a Delaware limited liability company

By: Title:	GRUBB & ELLIS HEALTHCARE REIT II HOLDINGS, LP, a Delaware limited partnership Sole Member
By: Title:	GRUBB & ELLIS HEALTHCARE REIT II, INC., a Maryland corporation General Partner

By: /s/ Shannon KS Johnson
Name: Shannon KS Johnson
Title: Chief Financial Officer

ESCROW AGENT:

First American Title Insurance Company

By: /s/ Barbara Laffer
Its: Escrow Officer